UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2019

PHUNWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37862	26-4413774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Shoal Creek Blvd, Suite 230-S, Austin, Texas	78757
(Address of principal executive offices)	(Zip Code)

(512) 693-4199
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHUN	The NASDAQ Capital Market
Warrants to purchase one share of Common Stock	PHUNW	The NASDAQ Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 5.07 below is hereby incorporated by reference into this Item 5.02.

Item 5.07.Submission of Matters to a Vote of Security Holders.

On December 5, 2019, Phunware, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). The following matters were submitted to a vote of the Company’s stockholders at the 2019 Annual Meeting: (i) the election of two Class I directors to serve until the Company’s 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and (ii) the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The proposals are described in detail in the Company’s definitive proxy statement for the 2019 Annual Meeting, filed with the Securities and Exchange Commission on October 18, 2019 (the “Definitive Proxy Statement”). Each of the matters submitted to a vote of the Company’s stockholders at the 2019 Annual Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

Nominee	For	Against	Withheld/ Abstentions	Broker Non-Votes
Keith Cowan	6,434,959	0	740,851	18,720,582
Eric Manlunas	4,748,570	0	2,427,240	18,720,582

As noted in the Definitive Proxy Statement, Prokopios (Akis) Tsirigakis, whose term as a director of the Company expired at the 2019 Annual Meeting, did not stand for reelection at the 2019 Annual Meeting.

Proposal	For	Against	Withheld/ Abstentions	Broker Non-Votes
Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019	23,698,740	1,399,430	798,222	0

No other matters were submitted for stockholder action.

The Company’s press release issued on December 10, 2019, announcing Mr. Manlunas’s election to the Company’s Board of Directors, is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title
99.1*	Press Release, dated December 10, 2019.

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2019	Phunware, Inc.

	By:	/s/ Matt Aune
Matt Aune Chief Financial Officer